Exhibit 10(a)

                        NEW CANAAN BANK AND TRUST COMPANY
                             1995 STOCK OPTION PLAN

1.   Purpose
     The purpose of this Plan (the "Plan") is to provide a means of inducing key employees to remain with New Canaan Bank and Trust Company (the "Bank") to encourage such employees to continue to promote the best interests of the Bank by offering them a greater stake in its success and a closer identity with it through increased stock ownership, and to enable the Bank to compete effectively for the services of new key personnel who may be needed to help carry on the Bank's expanding operations and to insure its continued development. Nothing contained in this Plan, or in any option granted under this Plan, shall confer upon any optionee any right with respect to continuance of employment by the Bank, or limit in any way the right of the Bank to terminate the optionee's employment at anytime.

2.   Eligibility
     Options shall be granted under this Plan only to key employees of the Bank who, in the opinion of the Board of Directors of the Bank (the "Board"), perform services of special importance to the management, operations and development of the business of the Bank. The Plan shall be administered by the Compensation and Personnel Committee but all grants shall be made solely by the Board of Directors. The Board shall determine the key employees to be granted options and, subject to the provisions of Section 8 of this Plan, the number of shares subject to each option. No Option shall be granted under this Plan to a director who is not also an employee of the Bank. Furthermore, the Board may grant a stock appreciation right in connection with any option, either at the time of grant of such option or at any time thereafter during the term of such option.

3.   Effective Date and Termination of Plan
     This Plan shall become effective upon its adoption by the Board, subject to ratification by the shareholders, and shall supersede the 1989 Stock Option Plan which was terminated by resolution of the Board except for any outstanding options previously granted. This Plan shall terminate upon the expiration of ten
(10) years from the date on which it is adopted by the shareholders of the Bank or at such earlier time as the Board may determine. Options may be granted under this plan at any time and from time to time prior to its termination. Any option outstanding under this Plan at the termination of the Plan shall remain in effect until it shall have been exercised in full or shall have expired.

4.   The Stock
     The Board is hereby authorized to grant options to purchase up to but not to exceed a maximum of 75,000 shares of common stock of the Bank, $5 par value (the "Shares"), subject to adjustment as provided in Section 8 below regarding reorganization, recapitalization and other changes in corporate structure. Such shares may be unissued shares or previously issued shares reacquired or to be reacquired by the Bank. All or any shares subject to an option under the Plan which, for any reason, expires or terminates unexercised as to such shares may again be subject to an option under this Plan. However, upon surrender of an option, in whole or in part, and exercise of a related stock


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appreciation  right,  the number of shares  subject  to the  option (or  portion thereof surrendered) to which the stock appreciation right relates shall not be available for future options.

5.   Price
     (a) The purchase price for each share subject to an option granted hereunder shall be 100% of the Fair Market Value, as defined herein, of such share on the date the option is granted, but not less than par value. The Fair Market Value of any such share shall be as determined by the Board and such determination shall be binding upon the Bank and upon the optionee. The Board shall make such determination upon the basis of the mean between highest and lowest quoted selling prices on the day prior to the date of the option grant in the over-the-counter market, as reported by a recognized stock quotation service; provided that if there were no sales on such day, the fair market value shall be the mean between the highest and lowest selling prices on the nearest day preceding.
     (b) The option price of each share purchased upon the exercise of any option shall be paid in full in cash at the time of such purchase, and a certificate representing shares so purchased shall be delivered to the person entitled thereto.

6.   Terms and Conditions of Options
     Options granted hereunder shall contain the following terms and conditions:

     (a) Stock options granted hereunder shall have a maximum term of ten (10) years from the date of grant. Options shall be exercisable in three equal installments on the annual anniversary of the grant beginning one year after the grant as provided by the Board at the time of grant. In no event shall an option or any stock appreciation right be exercised until six months after grant thereof except that this limitation shall not apply in the event of death or disability, in which case the option or right shall be exercisable in accordance with Sections 6 (c) or 6 (d), respectively.

     (b) No option or any other right under this Plan shall be transferable otherwise than by will or the laws of descent and distribution, and each option shall be exercisable during the optionee's lifetime only by the optionee or by his or her guardian or other legal representative.

     (c) If the optionee's employment should terminate prior to the expiration date of the option by reason of death or retirement, the option shall terminate three years after termination of employment or on the expiration date, whichever is earlier, and the optionee or the optionee's successor in interest may, prior to its termination, exercise such option in whole or in part with respect to the number of shares the optionee was entitled to purchase on the date preceding the termination of the optionee's employment.

     (d) If the optionee's employment with the Bank should terminate prior to the expiration date due to discharge or voluntary termination of employment other than by retirement, the option shall terminate three months after the termination of such employment or on the expiration date, whichever is earlier, and the optionee may, prior to the termination of the option, exercise the option in whole or in part with respect to the number of shares the optionee was entitled to purchase on the date preceding the termination of his employment.

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     (e) Time spent on leave of absence shall be  considered  as employment  for purposes of the Plan. Leave of absence means any period of time away from work granted by the Bank to the optionee because of illness or injury or because of other reasons satisfactory to the Bank, provided that if such period exceeds ninety (90) days, the optionee's right to work shall be confirmed in writing.

     (f) The Board may require the surrender of outstanding options as a condition precedent to the grant of new options.

     (g) The Bank reserves the right from time to time to suspend the exercise of any option for a period not to exceed thirty (30) days where such suspension is required for corporate purposes. No such suspension shall extend the life of the option beyond its expiration date, but in no event will there be a suspension in the five (5) calendar days immediately preceding the expiration.

     (h) Subject to the limitations contained herein, any options granted hereunder may contain such other terms and conditions as the Board of Directors shall determine.

7.   Stock Appreciation Rights
     Stock appreciation rights may be granted by the Board in connection with any stock option; provided, however, that the exercise by the optionee of a stock appreciation right shall be subject to the consent of the Board. If an application to exercise any stock appreciation right is approved by the Board, the related option or portion thereof shall be surrendered to the Bank in exchange for payments by the Bank of shares (at the Fair Market Value thereof, as defined in Section 7, but not less than par value) or cash or a combination thereof, in an amount equal to the excess of the aggregate Fair Market Value of the shares subject to the option, or portion thereof, being surrendered over the aggregate purchase price thereof determined as set forth in Section 5 hereof, provided, however, that fractional shares shall not be issued. Any option, to the extent surrendered, shall thereupon cease to be exercisable. Stock appreciation rights shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as the Board shall from time to time approve:

     (a) Stock appreciation rights shall be exercisable in whole or in part, at such time or times and to the extent that the option to which they relate shall be exercisable, subject to the limitations included in the proviso in the second sentence of clause (b) below.

     (b) The Board shall have the sole discretion to determine the form in which payment (i.e. cash, shares or any combination thereof) will be made. However, at the time application is made to the Board for approval of a stock appreciation right exercise, optionee may request the form of payment: provided, however, that optionees who are subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and who request payment either in whole or in part in cash may make such application and request only during the period beginning on the third business day following the date of release of the Bank's quarterly or annual financial statements and ending on the twelfth business day following such date. If the Board does not consent to the request, the optionee may rescind his application for exercise or accept the form of payment determined by the Board. If the Board consents, such consent shall be effective as of the optionee's date of application.

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     (c) The Fair Market Value of a share for the purposes of stock appreciation rights shall mean the same value defined in Section 5 hereof, but determined as of the date of the optionee's date of application.

8.   Changes in Stock, Adjustments, Etc.
     In the event of any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or any other change in the corporate structure of shares of the Bank:

     (a) The aggregate number and kind of shares available under this Plan may be appropriately adjusted by the Board; and

     (b) The options granted under this Plan shall provide that in any such event the Board may determine the appropriate adjustments to be made in the number and kind of shares covered by such options and in the option price. Notice of any such adjustment shall be given by the Bank to each holder of any option which shall have been so adjusted and such adjustments shall be effective and binding for all purposes. The Board shall have authority to make provisions for settlement in cash of any fractional shares, in lieu of the issuance thereof, which become purchasable as a result of any such adjustment.

9.   Administration and Amendment of the Plan
     The Bank shall effect the grant of options under this plan by execution, by the Bank and the optionee, of an instrument in writing, incorporating the terms of the Plan by reference and containing such other conditions and in such form as may be approved by the Board but in no event inconsistent with terms and conditions set forth specifically elsewhere in the Plan. The Board, from time to time, may adopt rules and regulations for carrying out this Plan, and may, from time to time, make such changes in and additions to this Plan and, with the consent of an optionee, to the terms and conditions of his/her option, as it may deem proper, without further action on the part of the shareholders of the Bank; provided, however, that unless the shareholders of the Bank shall have first approved thereof (i) the total number of shares which may be purchased under this Plan by all employees, shall not be increased, except as otherwise provided in Section 8 of this Plan, (ii) the purchase price shall not be changed, except as otherwise provided in Section 8 of this Plan, and (iii) the expiration date of this Plan shall not be extended. The interpretation and construction of any provision of this Plan by the Board shall be final and conclusive. No Director who is or shall have been an employee of the Bank shall vote on any action required or permitted to be taken under this Plan by the Board of Directors.


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1.   Amendment of Stock Option Plan

     RESOLVED, that the 1995 Stock Option Plan of New Canaan Bank and Trust Company (the "Bank") be, and the same hereby is, amended to add the following sentence to Section 6 (h):

          "The Board may issue options on terms and conditions other than expressly limited herein to effectuate the terms of any written contract of employment provided such terms and conditions are not specifically reserved by Section 9 hereof as changes requiring prior shareholder approval."

     RESOLVED, FURTHER, that the Chairman of the Bank be, and he hereby is, authorized, empowered and directed to do all things by him deemed necessary and appropriate, including delegation of authority, to effectuate the foregoing Resolution.


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                                  ATTACHMENT 2

                        New Canaan Bank and Trust Company

Resolution to Amend the 1995 Stock Option Plan to Accelerate the Exercise of Options in the event of an Change in Control.

     RESOLVED, that the 1995 Stock Option Plan (the "Plan") of New Canaan Bank & Trust Company (the "Bank") be and hereby is amended, pursuant to the authority granted to this Board of Directors by the terms of Section 9 of the Plan, to add the following provision as Section 6 (i) thereof, which shall be effective immediately and without the necessity of amending any stock option agreements heretofore entered into by the Bank:

          "Acceleration: Notwithstanding any contrary installment period set forth in the Plan, or in any agreement or instrument evidencing any stock option or other right granted prior to the effectiveness of this amendment, each outstanding stock option or other right heretofore and hereafter granted shall, except as otherwise provided in any applicable agreement or instrument evidencing the same granted after the effectiveness of this amendment, vest unconditionally and become exercisable in full for the aggregate number of shares covered thereby in the event of
          (i) the acquisition by any single entity or group of at least fifty percent (50%) of the outstanding voting
          securities   of  the   Bank   or  (ii)  a  sale  of  all  or
          substantially all of the assets of the Bank to another person or entity other than an affiliate of the Bank, or a reorganization, merger, business combination or consolidation of the Bank as a result of which at least 50% of the voting securities of the Bank or its successor are held, directly or indirectly, by persons or entities who did not hold at least 50% of the voting securities of the Bank immediately prior to such transaction. The Board of Directors of the Bank may also, in its discretion, otherwise accelerate the vesting or exercisability of any option or other right granted hereunder in the course of the administration of the Plan. For purposes of (i) above, "group" shall have the meaning set forth in Rule 13d-5 of the Securities and Exchange Commission under the Exchange Act, and shall include as to each person, entity or group, each "affiliate" of that person, entity or group, as that term is defined in Rule 12b-2 of the Security and Exchange Commission under the Exchange Act. The terms "person," "entity" and "group" as used in (i) employee benefit plan of the Bank or any of its subsidiaries, any entity holding voting securities of the Bank for or pursuant to the terms of any such plan. Securities will be deemed to constitute 50% of the voting securities of the Bank or its successor if the holders thereof collectively have the power to elect at least 50% of the directors, or if the successor is not a corporation, 50% of the other analogous controlling persons."